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                                                                   EXHIBIT 10.25

                             [LOGO] SportsTicker(R)


       HARBORSIDE FINANCIAL CENTER, 600 PLAZA TWO, JERSEY CITY, NEW JERSEY
                             07311 - (201) 309-1200

                             SUBSCRIPTION AGREEMENT

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
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COMPANY NAME                                            AREA CODE/PHONE NO.

INTELLIGENT INFORMATION, INC.                           (203) 969-0011
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INSTALLATION
ADDRESS ONE DOCK STREET, SUITE 500                           STAMFORD, CT 06902
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                          (Street)                                (City/State)                           (Zip)

NEAREST CROSS STREET
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INSTALL LOCATION                          CONTACT AT ADDRESS ABOVE                           TYPE OF BUSINESS
DEPT./FLOOR ROOM #.                       (INCLUDE PHONE NUMBER)
                                           MS. JOAN DALE                                     VENDOR/WIRELESS

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BILLING INFORMATION IF OTHER THAN ABOVE:
                                        ---------------------------------------------------------------------------------
                                                                     (Contact Name and Phone Number)


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          (Company Name)                                             (Street)                       (City/State)
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                  SERVICES                                 MONTHLY                         NON-RECURRING            TOTAL MONTHLY
            SUBJECT TO AGREEMENT                         SERVICE FEE                          CHARGES                    FEES
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


*Monthly Information:
      1/1/98 -- 12/31/98:                                     [*]                               ---                       [*]
      1/1/99 -- 4/30/99:                                      [*]                               ---                       [*]
      5/1/99 -- 8/31/99:                                      [*]                               ---                       [*]
      9/1/99 -- 12/31/99:                                     [*]                                                         [*]



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SUBSCRIPTION TERM AND RATES

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The subscription service period is for a minimum of 24 months (beginning on the first day of service operation or _________) and service shall continue on a revolving 12-month renewal term basis thereafter until terminated effective at the end of the term or any renewal with thirty (30) days prior written notice by either party. The monthly service fee is $ (*) . The installation charge is $ N/A. The security deposit is $ XXX and will be returned to the subscriber upon cancellation and return of all Sports Ticker equipment.

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INTENDED USE

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Specify intended use of
SportsTicker information  SEE ADDENDUM

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CONFIDENTIAL TREATMENT REQUESTED

Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.





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ACCEPTANCE

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THE SUBSCRIBER HEREBY ACKNOWLEDGES RECEIPT OF CURRENT SportsTicker RATES AND ACKNOWLEDGES THAT SUBSCRIBER HAS CAREFULLY READ AND
UNDERSTANDS THE PROVISIONS OF THE AGREEMENT WHICH INCLUDE THE TERMS AND CONDITIONS AS INDICATED ABOVE AND THE REVERSE SIDE HEREOF.

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
                                                                                             SUBSCRIPTION ACCEPTED BY
                          SERVICE REQUESTED BY                                             SportsTicker Enterprises L.P.

                  Intelligent Information Incorporated
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                             (Company Name)                                               Authorized SportsTicker Officer

                                                                                                     6/29/98
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 (Signature & Title of duly authorized officer, partner, or proprietor)                               (Date)

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                                   THIS AGREEMENT IS SUBJECT TO ACCEPTANCE BY Sports Ticker Enterprises, L.P.

  WHITE AND YELLOW COPIES - CUSTOMER SERVICE           PINK COPY - ACCOUNTING DEPT.                 GOLD COPY - SUBSCRIBER
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CONFIDENTIAL TREATMENT REQUESTED

Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                             [LOGO] SportsTicker(R)

                             SUBSCRIPTION AGREEMENT



The subscriber listed on the forepart hereof ("the Subscriber") hereby orders the sports information service provided by SportsTicker Enterprises, L.P. ("ST") , hereinafter referred to as the "Service", to be furnished to the subscriber at the address shown on the front of this Agreement.

Notice of any change in the name, nature, or place of business shall at once be given to ST, and Subscriber represents and warrants to and agrees with ST as follows:

1. The SportsTicker information contained in the service is proprietary to or copyrighted by ST and/or its sources of data and is to be received by Subscriber only for its private and individual use in its said business at its office or place designated on the front of this Agreement, and Subscriber will not communicate, sell, recirculate, redistribute or otherwise furnish, or permit to be furnished, said information to any person, branch office, firm or corporation nor to any other place than the designated place of business without the express prior written consent of ST. The prohibitions on recirculation or redistribution shall not apply if Subscriber is in the TV, Cable or Radio broadcasting business, or to newspaper reprints of the Service if Subscriber is in the newspaper publishing business. Recirculation or redistribution of the Service for textual or electronic information services such as videotext or teletext is expressly prohibited. Subscriber further agrees that it will comply with any and all regulations concerning the location of any and all equipment furnished. Subscriber by ST ("Equipment") in its place of business and will adopt and enforce all reasonable regulations which ST requires in order to prevent such information from being taken improperly from said place of business.

2. Subscriber's office or place of business designated on the front of this Agreement shall not be directly or indirectly connected by any private or other means of outgoing communication with any office or place of business engaged in the business of supplying sports information without the express prior written consent of ST.

3. Subscriber will not attach, or permit or cause to be attached, any equipment to the printer or other equipment supplied by ST, or the Service line/modem nor will Subscriber use any equipment not provided as part of the Service without the prior written approval of ST. Subscriber shall not copy, manipulate or redistribute computer programs associated with the Service without the prior written consent of ST and upon non-renewal by Subscriber or termination for whatever reason of this Agreement. Subscriber shall promptly return any such program or related media to ST. In addition, any copies of ST computer programs or related media shall be destroyed by Subscriber. Any equipment subsequently attached to Equipment previously provided by ST shall be subject to the terms and conditions of this Agreement.

4. At all times upon 24 hours notice to Subscriber, any person or persons designated by ST will have full and free access to the place herein designated to observe the use of the Service and to inspect, maintain, and replace any Equipment.

5. Subscriber agrees to pay to ST in advance on the first day of each month its monthly fee for the Service (as set forth on the forepart of this Agreement), plus any applicable federal, state and local taxes as follows:

     a) In the case of the standard Service, the monthly fee will [*] All paper supplies will be available for purchase from independent suppliers. [*].

     b) In the case of the Service without a printer, for use with Subscriber provided equipment, the [*].

     Invoices are payable by the Subscriber on receipt and are subject to a [*] for any amounts due ST hereunder which are not paid within 30 days of invoicing.

6. ST may at its sole discretion and at any time following the minimum subscription period or any renewal term, change the monthly fee as specified herein by giving six (6) weeks written notice to Subscriber. In addition, in the event the tariffs on which communications charges or other network carrier charges are based or charged, ST shall have the right to modify such charges to subscriber on a pro-rate basis at the time such tariffs are applied.

7. The furnishing of the Service to Subscriber by ST is conditioned upon strict compliance with the provisions in this Agreement and with all local, state and federal regulations which might pertain to the use of the Service. ST may discontinue the Service, without notice, whenever the terms of any of ST's agreements with professional or collegiate associates or leagues require such discontinuance, or in the judgement of ST it finds a breach by Subscriber of any of the provisions of this Agreement. Upon such termination, Subscriber shall promptly return to ST all Equipment, programs, software and related materials belonging to ST.

8. ST and its sources of data including all individual teams, leagues and administrative bodies involved with the professional and collegiate sporting events covered on the Service shall not be liable for any errors, omissions, delays or inaccuracies in the information provided, nor for any interruption of the Service arising out of the installation, relocation, use, or maintenance of any Equipment, systems, or connection facilities or due to events beyond the reasonable control of ST or its sources of data. ST and its sources of data shall not be liable to Subscriber for consequential, special or indirect damages arising out of the receipt and/or use of the Service.

9. If the Service is expressly provided by ST for operation on Subscriber's own equipment, it shall be furnished without warranty as to compatibility, fitness or performance with such equipment, and Subscriber shall bear all costs and responsibility for such equipment.

10. Subscriber agrees to pay all personal property taxes and any other taxes, assessment fees or penalties in respect of the Service which may be the Subscriber's legal responsibility to pay. Subscriber shall [*] as a result of the transactions contemplated by this Agreement.

11. In the event Subscriber provides information for dissemination by ST, Subscriber agrees to take all reasonable actions necessary to keep such information current, accurate, true and complete, to notify ST promptly of any errors or omissions; and Subscriber warrants that it has full power to obtain, transmit and distribute such information. ST shall have the right, without any obligation to Subscriber, to utilize in any products marketed by ST, its parent companies and/or its affiliates the information so provided to ST by Subscriber.

12. The Service applied for in this Agreement shall continue in force for a minimum subscription period as indicated on the front of this Agreement. The Service and the terms of this Agreement shall continue in force on a revolving 12 month renewal basis following the minimum period until the effective date of cancellation. Except as provided in Paragraph 7 above, cancellation of the Service following the initial or any renewal subscription period will become effective at the end of the term of this Agreement or any renewal with not less than 30 days prior written notice from either party to the other of its intention to so cancel this Agreement.

13. Subscriber agrees to pay ST fees as billed, for any and all of the following:

     [*]

14. Subscriber will have not right in or to any Equipment or to information received except that right of use in the ordinary course of Subscriber's business consistent with the provisions herein. Subscriber will not move any of the Equipment without prior written permission by ST. Subscriber will pay for [*] Extraordinary installation includes, but is not limited to, special cable requirements such as teflon, cabling in excess of 100 feet, installation work performed at any time other than 9.a.m. to 5 a.m., Monday through Friday, electrical work done external to the Equipment, and expedited order handling and shipping. Extraordinary maintenance includes electrical work external to the Equipment, maintenance of accessories or attachments, and includes repair of damage to the equipment, earth station, personal computer, antenna, printer or modem resulting from accident, neglect, misuse, failure of electrical power or causes other than ordinary use. Subscriber will return the Equipment in good condition, ordinary wear and tear expected, when the Service is terminated. If the Equipment is returned in a damaged condition, Subscriber shall reimburse ST for the repair or replacement of the Equipment. Subscriber shall be responsible for any or all theft of the Equipment used to deliver the Service to Subscriber and shall pay ST the full replacement cost of the Equipment damage arising out of the maintenance, use or existence of any Equipment, unless solely due to negligent installation by ST.

15. The signatory on the front of this Agreement is authorized to act on behalf of the Subscriber and this is the entire Agreement between the parties. Nothing stated heretofore or hereafter will be considered part of this Agreement without a mutually agreeable amendment hereto. This Agreement shall be governed by the laws of the State of New York without regard to the choice of law principles thereof.

16. In the event any action is taken by ST to enforce this Agreement or to protect the rights of ST with respect to the Service of Equipment, Subscriber [*].

17. This Agreement may not be assigned by Subscriber without the prior written consent of ST.

Subscriber has indicated its preference of Service and minimum subscription period, in accordance with the fees indicated, as shown on the front of this Agreement.



CONFIDENTIAL TREATMENT REQUESTED

Brackets have been used to identify information which has been omitted from this exhibit pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.